VISION GROWTH AND INCOME FUND
VISION CAPITAL APPRECIATION FUND
(PORTFOLIOS OF VISION GROUP OF FUNDS, INC.)


Supplement to Prospectus dated August 31, 1999

A Special Meeting of the shareholders of Vision Growth and Income Fund and Vision Capital Appreciation Fund (the "Acquired Funds"), each a portfolio of Vision Group of Funds, Inc. (the "Vision Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on October 14, 1999 to consider the following proposal:

        "To approve or disapprove a proposed Agreement and Plan of Reorganization between the Vision Funds, on behalf of the Acquired Funds, and the Vision Funds, on behalf of its portfolio, Vision Mid Cap Stock Fund (the "Acquiring Fund"), whereby the Acquiring Fund would acquire all of the assets of each Acquired Fund in exchange for Class A Shares of the Acquiring Fund to be distributed pro rata by the Acquired Funds to their shareholders in complete liquidation and termination of each Acquired Fund.

     To transact such other business as may properly come before the meeting or any adjournment thereof."

The Board of Directors has fixed August 25, 1999 as the record date for determination of shareholders to vote at the meeting.

                                                               September 8, 1999

Cusip 92830F604
Cusip 92830F703
G00996-09 (9/99)